Capital	12 Months Ended
Dec. 31, 2021
Capital
Capital

C10     Capital

C10.1  Group objectives, policies and processes for managing capital

(a)     Capital measure

The Group manages its Group GWS capital resources as its measure of capital. At 31 December 2021, estimated Group shareholder GWS capital resources from continuing operations is $16.9 billion (31 December 2020: $12.8 billion). The 31 December 2020 capital resources have been restated from those previously disclosed on a LCSM basis to reflect the treatment of grandfathered debt instruments under the GWS Framework, which increased eligible group capital resources by $1.6 billion compared to the LCSM basis. The 31 December 2020 Group GWS capital results are presented on a Group excluding Jackson basis before including the value of the Group’s retained interest in Jackson Financial Inc.

(b)    External capital requirements

Prudential plc is subject to the Group-wide Supervision (GWS) Framework issued by the Hong Kong Insurance Authority (IA). The GWS Framework became effective for Prudential upon designation by the Hong Kong IA on 14 May 2021 and replaced the local capital summation method (LCSM) which was used for determination of the 31 December 2020 Group capital position as agreed with the Hong Kong IA.

The GWS methodology is largely consistent with that previously applied under LCSM with the exception of the treatment of debt instruments which are subject to transitional arrangements under the GWS Framework. Under the GWS Framework, all debt instruments (senior and subordinated) issued by Prudential plc at the 31 December 2021 are included as GWS eligible group capital resources. This includes debt issued at the date of designation which met the transitional conditions set by the Hong Kong IA and have not since been redeemed and debt issued since the date of designation which met the qualifying conditions as set out in the Insurance (Group Capital) Rules. Under the LCSM, only specific bonds (being those subordinated debt instruments issued by Prudential plc at the date of demerger of M&G plc) were included as eligible group capital resources.

Prudential applies the Insurance (Group Capital) Rules set out in the GWS Framework to determine group regulatory capital requirements (both minimum and prescribed levels). The summation of local statutory capital requirements across the Group is used to determine group regulatory capital requirements, with no allowance for diversification between business operations. The GWS eligible group capital resources are determined by the summation of capital resources across local solvency regimes for regulated entities and IFRS shareholders’ equity, with adjustments where applicable, for non-regulated entities.

More details on Group capital are given in section I(i) in the Additional unaudited financial information section.

(c)   Meeting of capital management objectives

The GWS group capital adequacy requirements have been met since the GWS Framework became effective for Prudential upon designation. This includes maintaining total eligible group capital resources in excess of the group prescribed capital requirement of the supervised group and maintaining Tier 1 group capital resources in excess of the group minimum capital requirement of the supervised group.

As well as holding sufficient capital to meet GWS requirements at Group level, the Group also closely manages the cash it holds within its central holding companies so that it can:

-	Fund new opportunities;
-	Maintain flexibility and absorb shock events;
-	Cover central costs; and
-	Fund dividends.

Reserve adequacy testing under a range of scenarios and dynamic solvency testing is carried out, including under certain scenarios mandated by the local regulators.

The Group monitors regulatory capital, economic capital and rating agency capital metrics and manages the business within its risk appetite by remaining within its economic and regulatory capital limits.

The Group's capital management framework focuses on achieving sustainable, profitable growth and retaining a resilient balance sheet, with a disciplined approach to active capital allocation.

The sensitivity of liabilities and other components of total capital vary depending upon the type of business concerned and this conditions the approach to asset/liability management.

C10.2  Local capital regulations

(a)     Insurance operations

The local valuation basis for the assets, liabilities and capital requirements of significant insurance operations are:

CPL

A risk-based capital, risk management and governance framework, known as the China Risk Oriented Solvency System (C-ROSS), applies in China. Under C-ROSS, insurers are required to maintain a core solvency ratio (core capital over minimum capital) and a comprehensive solvency ratio (capital resources over minimum capital) of not lower than 50 per cent and 100 per cent, respectively.

The actual capital is the difference between the admitted assets and admitted liabilities with trading and available-for-sale assets marked-to-market and other assets at book value. Policyholder liabilities are based on a gross premium valuation method using best estimate assumptions with a separate risk margin.

The CBIRC has released the final regulations of C-ROSS Phase II which becomes effective in the first quarter of 2022. The main updates to the local regulation are to introduce explicit tiering and admissibility rule of negative reserves in the capital resources and further updates to the risk calibrations used in calculating capital requirements.

Hong Kong

The capital requirements set out in the regulations vary by underlying risk type and duration of liabilities but are generally determined as a percentage of mathematical reserves and capital at risk.

Mathematical reserves are based on a net premium valuation method using assumptions which include a suitable margin for prudence. The valuation interest rate used to value long-term liabilities reflects a blend between the prudent assessment of the portfolio yield and the reinvestment yield subject to a maximum of the prudent portfolio yield. The approach used to determine the reinvestment yield for reserving allows for average yields thus the impact of movements in interest rates are reflected in the valuation interest rate over time. The basis of calculation was updated in 2020 in line with a circular issued by the Hong Kong IA. The capital resources are based on assets that are marked-to-market. The nature of the current regulatory regime means that the duration of statutory liabilities is longer than would be expected on an economic basis and hence there is an inherent mismatch with the assets that are managed on a more realistic basis.

The Hong Kong IA has developed a risk-based capital framework which values technical provisions on a best estimate basis together with a margin over current estimates and the capital requirements are risk-based. In February 2022 Prudential Hong Kong Limited submitted an application to the Hong Kong IA to early adopt this new risk-based capital framework for local statutory reporting.

Indonesia

Solvency capital is determined using a risk-based capital approach. The capital resources are based on assets that are marked-to-market, with policyholder liabilities based on a gross premium valuation method using best estimate assumptions with a suitable margin for prudence. Liabilities are zeroised at a policy level (ie negative liabilities are not permitted at a policy level). For unit-linked policies an unearned premium reserve is established.

Malaysia

A risk-based capital framework applies in Malaysia. The local regulator, Bank Negara Malaysia (BNM), has set a Supervisory Target Capital Level of 130 per cent below which supervisory actions of increasing intensity will be taken. Each insurer is also required to set its own Individual Target Capital Level to reflect its own risk profile and this is expected to be higher than the Supervisory Target Capital Level.

The capital resources are based on assets that are marked-to-market, with policyholder liabilities based on a gross premium valuation method using best estimate assumptions with a suitable margin for prudence. Liabilities are zeroised at a fund level (ie negative liabilities are not permitted at a fund level). The BNM has initiated a review of its RBC framework. A discussion paper on the design of the updated RBC framework was issued on 30 June 2021 with industry feedback provided by 30 September 2021. The BNM have yet to issue their final technical specification and the exact timing of implementation of potential revisions remains uncertain, these would need to be subject to quantitative impact studies and parallel run prior to introduction.

Market liberalisation measures were introduced by BNM in April 2009, which increases the limit from 49 per cent to 70 per cent on foreign equity ownership for insurance companies and Takaful operators in Malaysia. A higher foreign equity limit beyond 70 per cent for insurance companies will be considered by BNM on a case by case basis, for example, for companies who support expansion of providing insurance coverage to the most vulnerable in Malaysian society.

Singapore

A risk-based capital framework applies in Singapore. The regulator also has the authority to direct that the insurer satisfies additional capital adequacy requirements in addition to those set forth under the Singapore Insurance Act if it considers such additional requirements appropriate. The capital resources are based on assets that are marked-to-market, with policyholder liabilities based on a gross premium valuation method using best estimate assumptions with a suitable margin for prudence. The updated risk-based capital framework (RBC2) came into effect on 31 March 2020 and this permits the recognition of a prudent allowance for negative reserves in the capital resources.

(b)   Asset management operations – regulatory and other surplus

Certain asset management subsidiaries of the Group are subject to local regulatory requirements. The movement in the year of the estimated surplus regulatory capital position of those subsidiaries, combined with the movement in the IFRS basis shareholders’ equity for unregulated asset management operations from continuing operations, is as follows:

	2021 $m	2020 $m
Balance at 1 Jan	459	376
Gains during the year	266	223
Movement in capital requirement	3	48
Capital injection	6	65
Distributions made to the parent company	(201)	(204)
Exchange and other movements	(5)	(49)
Balance at 31 Dec	528	459

C10.3  Transferability of capital resources

The amounts retained within the insurance companies are at levels that provide an appropriate level of capital strength in excess of the local regulatory minimum. The businesses may, in general, remit dividends to parent entities, provided the statutory insurance fund meets the local regulatory solvency requirements and there are sufficient statutory accounting profits. For with-profits funds, the excess of assets over liabilities is retained within the funds, with distribution to shareholders tied to the shareholders’ share of declared bonuses.

Capital resources of the non-insurance business units is transferable after taking account of an appropriate level of operating capital, based on local regulatory solvency requirements, where relevant.